OI PLEDGE AGREEMENT

         This OI Pledge Agreement, dated as of February 21, 1997 (as amended, supplemented or otherwise modified from time to time, this "Pledge Agreement") made by OUTSOURCE INTERNATIONAL, INC., a Florida corporation (the "Pledgor"), in favor of BANK OF BOSTON CONNECTICUT, as agent (in such capacity, the "Agent") for the benefit of the Agent and the ratable benefit of the Banks which are from time to time parties to the Credit Agreement dated of even date herewith (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among the Pledgor, the Agent and the Banks;

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Banks have severally agreed to extend credit to the Pledgor upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by each of the Pledgor's Subsidiaries listed on Schedule A hereto (individually, an "Issuer"; collectively the "Issuers"); and

         WHEREAS, it is a condition precedent to the obligation of the Banks to make their respective extensions of credit to the Pledgor under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Agent for the benefit of the Agent and the ratable benefit of the Banks;

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to induce the Agent and the Banks to make their respective extensions of credit and the Issuing Bank to issue certain Letters of Credit under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the benefit of the Agent and the ratable benefit of the Banks, as follows:

         Section 1. INTERPRETATION OF THIS AGREEMENT.

                  (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "AGENT" as defined in the introductory paragraph hereof.

                  "BANKS" as defined in the Credit Agreement.

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                  "CODE" means the Uniform Commercial Code from time to time in effect in the State of Connecticut.

                  "COLLATERAL" means the Pledged Stock and all Proceeds.

                  "CREDIT AGREEMENT" as defined in the introductory paragraph hereof.

                  "ISSUER(S)" as defined in the second recital paragraph.

                  "OBLIGATIONS" means, at any time, all obligations and undertakings of the Pledgor under and in respect of the Credit Agreement, including, without limitation, the Pledgor's obligations and undertakings with respect to the payment of the principal of, and interest on, each Revolving Credit Note, all of the Pledgor's Reimbursement Obligations, any and all Related Expenses incurred by the Agent and all other amounts payable, and all other indebtedness owed, by the Pledgor under each of the Loan Documents.

                  "OI SECURITY AGREEMENT" means the OI Security Agreement dated of even date herewith made by Pledgor in favor of Bank of Boston Connecticut, as the Agent for the benefit of the Agent and the ratable benefit of the Banks that from time to time are parties to the Credit Agreement, as the same may hereafter be amended, modified, supplemented or restated from time to time.

                  "PLEDGE AGREEMENT" as defined in the introductory paragraph hereof.

                  "PLEDGED STOCK" means the shares of capital stock of each Issuer listed on Schedule A hereto, together with all shares, stock certificates, options, warrants, offers or rights of any nature whatsoever that may be issued or granted by each Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "PROCEEDS" means all proceeds as such term is defined in
Section 9-306 of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

                  "RELATED EXPENSES" as defined in the OI Security Agreement.

                  (b) RULES FOR INTERPRETING UNDEFINED TERMS. All capitalized terms used in this Pledge Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. All capitalized terms used in this Pledge Agreement and not defined herein or in the Credit Agreement but that are defined in the Code shall have the respective meanings assigned to such terms in the Code.

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                  (c) HEADINGS, ETC. The titles of the Sections appear as a
matter of convenience only, do not constitute an operative part of this Pledge Agreement and shall not affect the construction hereof. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

                  (d) DIRECTLY OR INDIRECTLY. Where any provision in this Pledge Agreement requires or prohibits certain actions by Persons, such provision shall be applicable regardless of whether such action is taken directly or indirectly by such Person.

                  (e) RULES OF CONSTRUCTION. The words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Pledge Agreement as a whole and not to any particular section, subsection or clause contained in this Pledge Agreement unless the context requires otherwise. Whenever from the context it appears appropriate, each term stated in either the singular or the plural includes the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender include the masculine, feminine and the neuter. The word "including" shall mean "including, without limitation." Unless otherwise specified herein, any reference in this Pledge Agreement to an existing document, agreement or instrument means such document, agreement or instrument as it may have been amended, modified, supplemented or restated from time to time.

                  (F) GOVERNING LAW.  THIS PLEDGE AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL CONNECTICUT LAW.

         Section 2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby unconditionally and irrevocably pledges, assigns and delivers to the Agent, for the benefit of the Agent and the ratable benefit of the Banks, all the Pledged Stock issued and outstanding on the date hereof and hereby unconditionally and irrevocably grants to Agent, for the benefit of the Agent and the ratable benefit of the Banks, a first security interest in and Lien upon the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations,

         Section 3. STOCK POWERS. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

         Section 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to the Agent and the Banks that:

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                  (a) the shares of Pledged Stock listed on Schedule A
constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer;

                  (b) all the shares of the Pledged Stock have been duly and validly authorized and issued and are fully paid and nonassessable and the certificates evidencing such shares are in proper form;

                  (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

                  (d) there are no restrictions upon the voting rights or transferability of the Pledged Stock and the Pledgor has all requisite power and authority to execute and deliver this Agreement and to grant the Liens granted hereby; and

                  (e) upon delivery to the Agent of the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first-priority Lien on the Collateral, enforceable as such against all present and future creditors of the Pledgor and any Persons purporting to purchase any Collateral (or any interest therein) from the Pledgor.

The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by the Pledgor in a true and correct manner in all material respects on each date of each extension of credit to the Pledgor.

         Section 5. COVENANTS. The Pledgor covenants and agrees with the Agent and the Banks that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization or recapitalization of any Issuer), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Banks, hold the same in trust for the Agent and the Banks and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests in writing, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be

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made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Banks, segregated from other funds of the Pledgor, as additional collateral security for the Obligations. Notwithstanding the foregoing, the merger of OutSource International, Inc., an Illinois corporation and a wholly owned Subsidiary of the Pledgor, into OutSource International of America, Inc., a Florida corporation and a wholly owned Subsidiary of the Pledgor, contemplated to occur on or before the Closing Date, shall not trigger the application of this Section 5.1(a), insofar as this Section 5.1(a) requires that any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Agent and the Banks in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper (in each case, as defined in the Code) shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

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         Section 6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default
shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of each Issuer and consistent with past practice to the extent permitted in the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral in any material respect or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Pledge Agreement, any Revolving Credit Note or any other Loan Document or any other document executed and delivered in connection therewith or herewith.

         Section 7. RIGHTS OF THE BANK AND THE AGENT. (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise any of the following rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of each Issuer or otherwise, and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of such Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Agent and the Banks hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Bank of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any portion of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. Neither the Agent nor any Bank shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any party thereof.

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         Section 8. REMEDIES. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, each Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived) may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, grant options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as the Agent may deem advisable and at such prices as the Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of the Pledgor, which right or equity of redemption is hereby waived and released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent and the Banks, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

         Section 9. PRIVATE SALES. (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale

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and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act or under applicable state securities laws, even if such Issuer would agree to do so.

                  (b) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         Section 10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUERS. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by such Issuer from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

         Section 11. AGENT APPOINTED AS PLEDGOR'S ATTORNEY-IN-FACT. The Pledgor hereby appoints the Agent as Pledgor's attorney-in-fact with full power in Pledgor's place and stead, in Pledgor's name or its own name and at Pledgor's expense, to execute, endorse and deliver any and all agreements, assignments, pledges, instruments and any other writings, and to take any and all other actions, which the Agent may deem necessary or desirable to carry out the terms and effect the purposes of this Agreement and to exercise fully its rights and remedies hereunder. The Agent may delegate any or all of such power to any of its officers, directors, employees, agents, nominees, stockholders and other representatives (hereinafter collectively called "Representatives") and have any such Representative(s) exercise any such delegated power as substitute(s) for Agent. Pledgor hereby ratifies that the Agent and all such Representatives shall lawfully and properly do or cause to be done under this power of attorney, which power is coupled with an interest and shall be irrevocable until all Obligations have been satisfied and this Pledge Agreement has been terminated. So long as no Default or Event of Default has occurred, the Agent agrees to give Pledgor five
(5) business days prior notice of its intention to exercise the power of attorney granted hereby.

         Section 12. AUTHORITY OF AGENT. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement

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shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         Section 13. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Pledgor and the Pledged Stock shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, (i) any demand for payment of any of the Obligations made by the Agent or any Bank may be rescinded by the Agent or such Bank, and any of the Obligations continued, and the Obligations, or the liability of any Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Agent or any Bank, (ii) the Credit Agreement, any Revolving Credit Note, any other Loan Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Agent or the Banks (or the Required Banks, as the case may be) may deem advisable from time to time, and (iii) any guarantee, right of offset or other collateral security at any time held by the Agent or any Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Bank shall have any obligation to protect, secure, perfect or insure any other lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the obligations and notice of or proof of reliance by the Agent or any Bank upon this Pledge Agreement. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings between any Issuer and the Pledgor on the one hand, and the Agent and the Banks, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives presentment, protest, demand for payment and notice of default or nonpayment to or upon any Issuer with respect to the Obligations.

         Section 14. LIMITATION ON DUTIES REGARDING COLLATERAL. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent, any Bank nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

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         Section 15. NOTICES. Notices by the Agent to the Pledgor or any Issuer
may be given to the Pledgor, or in the case of any Issuer, in care of the Pledgor, in accordance with the terms of the Credit Agreement.

         Section 16. NO WAIVER; CUMULATIVE REMEDIES. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder, nor shall the exercise of any right or remedy on any one occasion be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         Section 17. WAIVERS AND AMENDMENTS: SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, PROVIDED that any provision of this Pledge Agreement may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns.

         Section 18. MISCELLANEOUS PROVISIONS.

                  (a) POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

                  (b) SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction where such provision is valid and enforceable.

                  (c) INTEGRATION. This Pledge Agreement represents the agreement of the Pledgor with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Bank relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  (d) COUNTERPARTS. This Pledge Agreement may be executed and delivered by the parties hereto through the use of two or more original identical counterparts hereof, each of which

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shall be deemed to be an original instrument and all of which shall be deemed to represent but one Pledge Agreement, fully binding upon and enforceable against the parties hereto.

         Section 19. SUBMISSION TO JURISDICTION; WAIVERS. The Pledgor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of Connecticut, the courts of the United States of America for the District of Connecticut, and appellate courts from any thereof; and

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

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         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered in Hartford, Connecticut as of the date first above written.

                                                  OUTSOURCE INTERNATIONAL, INC.

                                                  By: /s/ PAUL BURRELL
                                                      -------------------------
                                                      Name:  Paul Burrell
                                                      Title: President

Accepted:

BANK OF BOSTON CONNECTICUT, as Agent

By: /s/ ROGER J. ROCHE, JR.
    --------------------------------
    Name:  Roger J. Roche, Jr.
    Title: Director

                        ISSUER ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned Issuers referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to such Issuer. Each of the undersigned Issuers agrees to notify the Agent promptly in writing of the occurrence of any of the events described in
Section 5(a) of the Pledge Agreement with respect to such Issuer. Each of the undersigned Issuers further agrees that the terms of Section 9(c) of the Pledge Agreement shall apply to such Issuer, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.

                                       CAPITAL STAFFING FUND, INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: President

                                       OUTSOURCE FRANCHISING, INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: Assistans Secretary

                                       SYNADYNE I, INC., F/K/A LABOR WORLD OF
                                       HOUSTON, INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: Vice President

                                       SYNADYNE II, INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: Vice President

                                       SYNADYNE III, INC., F/K/A LABOR WORLD OF
                                       AMERICA, INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: Vice President

                                       SYNADYNE IV, INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: Vice President

                                       SYNADYNE V, INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: Vice President

                                       EMPLOYEES INSURANCE SERVICES, INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: President

                                       OUTSOURCE INTERNATIONAL OF AMERICA,
                                       INC.

                                       By: /s/ PAUL BURRELL
                                           -------------------------------------
                                       Name:  Paul Burrell
                                       Title: President

                                                                      SCHEDULE A
                                                                    TO OI PLEDGE
                                                                       AGREEMENT

                          DESCRIPTION OF PLEDGED STOCK

                                                                    STOCK
PLEDGOR                 ISSUER                CLASS OF STOCK    CERTIFICATE NO.   NO. OF SHARES
-------                 ------                --------------    ---------------   -------------
OutSource               Capital Staffing       Common Stock            28              100
International, Inc.     Fund, Inc.

                        OutSource              Common Stock            34              100
                        Franchising, Inc.

                        Synadyne I, Inc.       Common Stock            23              100
                        Inc., f/k/a Labor
                        World of Houston,
                        Inc.

                        Synadyne II, Inc.      Common Stock            41              100

                        Synadyne III, Inc.,    Common Stock            22              100
                        f/k/a Labor World
                        of America, Inc.

                        Synadyne IV, Inc.      Common Stock            41              100

                        Synadyne V, Inc.       Common Stock            41              100

                        Employees              Common Stock            18              100
                        Insurance Services,
                        Inc.

                        OutSource              Common Stock            28              100
                        International of
                        America, Inc.

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER             INCORPORATED UNDER THE LAWS           SHARES
                            OF THE STATE OF FLORIDA
         28                                                   ****100****

                          CAPITAL STAFFING FUND, INC.

                             TOTAL AUTHORIZED ISSUE
                       10,000 SHARES PAR VALUE $1.00 EACH

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

    /s/ ROBERT LEFERT                       /s/ PAUL BURRELL
    ----------------------------------      ------------------------------------
    Secretary                               President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _____________________, One Hundred (100) shares of the Common Stock, par value $1.00 per share, of CAPITAL STAFFING FUND, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 28, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER              ORGANIZED UNDER THE LAWS             SHARES
                            OF THE STATE OF FLORIDA
         34                                                   ****100****

                           OUTSOURCE FRANCHISING, INC.

                             TOTAL AUTHORIZED ISSUED
                         10,000 SHARES WITHOUT PAR VALUE

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares of the Common Stock of the Corporation, fully-paid and nonassessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

    /s/ [ILLEGIBLE]                         /s/ ROBERT LEFERT
    ----------------------------------      ------------------------------------
    Assistant Secretary                     President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _______________________, One Hundred (100) shares of the Common Stock, no par value per share, of OUTSOURCE FRANCHISING, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 34, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER             INCORPORATED UNDER THE LAWS           SHARES
                            OF THE STATE OF FLORIDA
         23                                                   ****100****

                                SYNADYNE I, INC.

                             TOTAL AUTHORIZED ISSUE
                        7,500 SHARES PAR VALUE $1.00 EACH

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares of the Common Stock of the Corporation, fully-paid and nonassessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

    /s/ ROBERT LEFERT                       /s/ PAUL BURRELL
    ----------------------------------      ------------------------------------
    Assistant Secretary                     Vice President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _____________________, One Hundred (100) shares of the Common Stock, par value $1.00 per share, of SYNADYNE I, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 23, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER             INCORPORATED UNDER THE LAWS           SHARES
                            OF THE STATE OF FLORIDA
         41                                                   ****100****

                                SYNADYNE II, INC.

                             TOTAL AUTHORIZED ISSUE
                         10,000 SHARES WITHOUT PAR VALUE

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares of the Common Stock of the Corporation, fully-paid and nonassessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

    /s/ ROBERT LEFERT                       /s/ PAUL BURRELL
    ----------------------------------      ------------------------------------
    Assistant Secretary                     Vice President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _____________________, One Hundred (100) shares of the Common Stock, no par value per share, of SYNADYNE II, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 41, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER             INCORPORATED UNDER THE LAWS           SHARES
                            OF THE STATE OF FLORIDA
         22                                                   ****100****

                               SYNADYNE III, INC.

                             TOTAL AUTHORIZED ISSUE
                       10,000 SHARES PAR VALUE $1.00 EACH

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares of the Common Stock of the Corporation, fully-paid and nonassessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

    /s/ ROBERT LEFERT                       /s/ PAUL BURRELL
    ----------------------------------      ------------------------------------
    Assistant Secretary                     Vice President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _____________________, One Hundred (100) shares of the Common Stock, par value $1.00 per share, of SYNADYNE III, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 22, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER             INCORPORATED UNDER THE LAWS           SHARES
                            OF THE STATE OF FLORIDA
         41                                                   ****100****

                                SYNADYNE IV, INC.

                             TOTAL AUTHORIZED ISSUE
                         10,000 SHARES WITHOUT PAR VALUE

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares of the Common Stock of the Corporation, fully-paid and nonassessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

    /s/ ROBERT LEFERT                       /s/ PAUL BURRELL
    ----------------------------------      ------------------------------------
    Assistant Secretary                     Vice President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _____________________, One Hundred (100) shares of the Common Stock, no par value per share, of SYNADYNE V, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 41, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER             INCORPORATED UNDER THE LAWS           SHARES
                            OF THE STATE OF FLORIDA
         18                                                   ****100****

                       EMPLOYEES INSURANCE SERVICES, INC.

          10,000 SHARES OF COMMON STOCK, WITHOUT NOMINAL OR PAR VALUE

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares
                OF THE COMMON STOCK, FULLY-PAID AND NONASSESSABLE transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

    /s/ ROBERT LEFERT                       /s/ PAUL BURRELL
    ----------------------------------      ------------------------------------
    Secretary                               President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _____________________, One Hundred (100) shares of the Common Stock, no par value per share, of EMPLOYEES INSURANCE SERVICES, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 18, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER             INCORPORATED UNDER THE LAWS           SHARES
                            OF THE STATE OF FLORIDA
         41                                                   ****100****

                                SYNADYNE V, INC.

                             TOTAL AUTHORIZED ISSUE
                         10,000 SHARES WITHOUT PAR VALUE

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares of the Common Stock of the Corporation, fully-paid and nonassessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

/s/ /s/ ROBERT LEFERT                       /s/ PAUL BURRELL
    ----------------------------------      ------------------------------------
    Assistant Secretary                     Vice President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _____________________, One Hundred (100) shares of the Common Stock, no par value per share, of SYNADYNE IV, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 41, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President

                       SEE RESTRICTIVE LEGEND ON REVERSE

       NUMBER             INCORPORATED UNDER THE LAWS           SHARES
                            OF THE STATE OF FLORIDA
         17                                                   **100.00**

                    OUTSOURCE INTERNATIONAL OF AMERICA, INC.

                            AUTHORIZED CAPITAL STOCK
                  10,000 SHARES OF COMMON STOCK, PAR VALUE $.01

THIS CERTIFIES THAT OUTSOURCE INTERNATIONAL, INC. is the registered holder of ****ONE HUNDRED (100)**** Shares of the common stock, fully-paid and nonassessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 21 day of February A.D. 1997

    /s/ ROBERT LEFERT                       /s/ PAUL BURRELL
    ----------------------------------      ------------------------------------
    Secretary                               President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ENCUMBERED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER EVERY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

         For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
              In presence of             _______________________________________
______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  STOCK POWER

         FOR VALUE RECEIVED, OutSource International, Inc., hereby sells, assigns and transfers unto _____________________, One Hundred (100) shares of the Common Stock, par value $.01 per share, of OUTSOURCE INTERNATIONAL OF AMERICA, INC., a Florida corporation (the "Corporation"), standing in the name of the undersigned on the books of the Corporation, represented by Certificate No. 17, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________________________

                                         OUTSOURCE INTERNATIONAL, INC.

                                         By: /s/ PAUL M. BURRELL
                                             -----------------------------------
                                             Paul M. Burrell, President